EXHIBIT 17

POWERS OF ATTORNEY

POWER OF ATTORNEY

We, the undersigned Trustees of Transamerica Funds, Transamerica Series Trust, and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint MARIJN P. SMIT, ERIN D. NELSON and RHONDA MILLS, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of Transamerica Funds and Transamerica Series Trust on Form N-1A and Transamerica Asset Allocation Variable Funds on Form N-3, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 5, 2019.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

Marijn P. Smit, Trustee and Chairman	Date: December 5, 2019

Sandra N. Bane, Trustee	Date: December 5, 2019

Leo J. Hill, Trustee	Date: December 5, 2019

David W. Jennings, Trustee	Date: December 5, 2019

Fredric A. Nelson III, Trustee	Date: December 5, 2019

John E. Pelletier, Trustee	Date: December 5, 2019

Patricia L. Sawyer, Trustee	Date: December 5, 2019

John W. Waechter, Trustee	Date: December 5, 2019

Alan F. Warrick, Trustee	Date: December 5, 2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2019.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Senior Vice President and Assistant Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2019.

/s/ Eric J. Martin
Eric J. Martin
Controller, Senior Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2019.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, Chief Tax Officer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2019.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2019.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2019.

/s/ Wendy E. Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2019.

/s/ Anne C. Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750

Partners Variable Annuity Series	Separate Account VA BNY	811-08750

Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750

Transamerica Axiom II	Separate Account VA BNY	811-08750

Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium III	Separate Account VA BNY	811-08750

Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750

Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750

Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750

Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298

Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298

Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371

Transamerica Variable Funds	Transamerica Variable Funds	811-08264

Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2019.

/s/ June Yuson
June Yuson
Director